        --------------------------------------------------------------------
                                   MORGAN STANLEY
                                RUSSIA & NEW EUROPE
                                     FUND, INC.
        --------------------------------------------------------------------




                                 SEMI-ANNUAL REPORT
                                   JUNE 30, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER






                                   MORGAN STANLEY
                           RUSSIA & NEW EUROPE FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1998 the Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -30.40% compared to -38.17% for the Fund's benchmark index. The Fund's performance is compared with a market weighted benchmark composite comprised of the MSCI Local index for each of Russia, Poland, the Czech Republic and Hungary. For the one year ended June 30, 1998, and for the period since the Fund's commencement of operations on September 30, 1996 through June 30, 1998, the Fund had a total return, based on net asset value per share, of -30.92% and 7.44%, respectively, compared with -38.79% and 6.44%, respectively, for its benchmark. On June 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $15.19 representing a 14.8% discount to the Fund's net asset value per share.

The financial crisis that has plagued Russia since the end of 1997 and precipitated a sell-off in the equity market reached a critical point during the second quarter of 1998. Continued delays on fiscal reforms, particularly an overhaul of the country's ineffective tax system, forced the government to tap the debt markets at incredibly high costs. The political shakeup in April that led to Viktor Chernomyrdin's replacement by Sergei Kiriyenko as Prime Minister has dramatically increased the reformist strength and technocratic capability of the government. But during the political turmoil, Russia's reform pace faltered. According to government statistics, for the first five months of the year, federal budget revenues dropped 15%. The poor tax collection and a growing lack of confidence in the government's ability to implement change led
foreign investors and some domestic entities to exit ruble assets.   Capital
flight put pressure on the Russian ruble and, several times during the quarter, government debt auctions failed to raise sufficient revenue to allow the government to roll-over its growing debt burden. Negative sentiment in emerging markets globally aggravated the situation. Continued problems in Asia, particularly the potential crisis in Japan, refocused attention on Russia's predicament. Hard currency reserves dwindled to below $15 billion as the Russian Central Bank (RCB) sold dollars in order to support the ruble and treasury yields at one point reached 120%.

Growing fears of devaluation led to a staggering 53.5% fall in the Russian stock market for the quarter and a 59.7% fall for the year as measured by MSCI Russia Index in dollar terms. Oil stocks in particular suffered from a combined Russia meltdown and a major drop in the price of oil, leaving stocks such as Lukoil down 63.5% year-to-date. Utility stocks, led by electricity giant Unified Energy Systems (UES), are heavily dependent on reform to unlock company value. As a result, they performed poorly. UES, which represents around 30% of the Russia Index, fell over 50%. The telecommunications sector was relatively more resistant to the crisis, due to better fundamentals. Rostelecom, Russia's international operator was off 30.9% year-to-date. The Fund maintained an underweight position in Russia versus the Index which was implemented at the end of last year. In particular, a large underweight in oil and utility stocks helped the Fund's performance relative to the Index.

On June 23, Kiriyenko unveiled his "anti-crisis" plan designed to attack critical fiscal problems and submitted it to the lower house for approval.
In addition, intense negotiations between the Kremlin and the International Monetary Fund (IMF) over a major bailout package ensued. But the package will only give the Russian government a window of opportunity to enact fiscal austerity and increase tax collection. Meanwhile, the economic crisis has begun to impact the real economy--for the first five months of the year, gross domestic product contracted by 0.2%, reversing the positive trend that began last year. Over the course of 1998, the Russian economy is likely to fall by more than 2%. In addition, Russia is a large exporter of commodities and the dramatic fall in prices has pushed Russia's trade deficit into negative territory and led to current account deficits. While the crisis situation should speed up the overall reform process, both governmental and corporate, the next six months will likely be a difficult environment for Russian investments.

Market performance in Central Europe suffered a contagion effect from Russia's turmoil as virtually every market in the region fell significantly, including stocks in the Baltics and Romania. There is little fundamental impact, however, of Russia on Central Europe. Although the economies were heavily integrated during the Soviet-era, since the fall of the Berlin wall, trade patterns have shifted radically towards Western Europe and today direct trade links are limited. Not surprisingly, the few stocks with a high level of sales directly to Russia suffered disproportionately. The Hungarian pharmaceutical Gedeon Richter, with a large market share in the CIS, fell around 25% during the second quarter on fears of a slow down in exports. Hungarian banks were forced to marginally increase provisioning for loans to Russia, but this will have a negligible impact on earnings this year. The real risk remains market sentiment--a Russian crisis may reduce the abundant flow of investment capital to Central Europe.

After a long hiatus, investor focus returned to the Czech market during the second quarter due to political changes.

While the Social Democrats won the largest number of seats in June elections as expected, the right-wing parties did particularly well at the expense of far left-wing parties. It will be difficult for the Social Democrats to form a coalition as the party's natural governing partners failed to win Parliamentary representation. Clarification on the political front is necessary for the market to move forward. And bank privatization, in particular, is pivotal. The country's largest bank, Komercni Banka, has endured significant operational problems in the past. However, if the company were privatized to strategic shareholders, the fundamental outlook would dramatically improve.

The Fund has increased its exposure to the Czech market during the second quarter, in part through participating in the IPO of Ceske Radiokomunice, a telecommunications and media concern. The company is a majority owner of RadioMobil, one of two cellular operators in the Czech Republic, where subscriber growth has been phenomenal over the last year. With the addition of Vimpelcom, the Moscow cellular operator, the Fund's exposure to cellular stocks, reached a total 6% allocation and total telecom exposure of almost 20%.
Cellular operators have displayed strong operating performance in their early stages in Western Europe through growing penetration and revenue per subscriber, a process which is being repeated in Central and Eastern Europe.

In another surprise election result, the ruling Hungarian Socialist party was ousted by the center-right parties. The resulting political uncertainty dragged down the market 11% for the second quarter. The new administration is not likely to significantly alter basic economic policy due in part to the requirements of European integration, thus the market has rebounded from its lows reached in May. Both macroeconomic and corporate fundamentals remain sound. Real gross domestic product growth is on track to reach 5% this year, aided by continued strong export performance. Corporate earnings remain the most robust in the region.

The Polish market fell 3.9%, but the market remains the best performing in the region, up 14% for the year. Foreign direct investment (FDI) into the country has picked up significantly, reaching $4 billion in the first 5 months of the
year and at this pace will reach $8 billion for the year.   FDI has significant
positive effects for developing countries, such as the transfer of technology and Western know-how. Poland's economic performance continues to impress.
Gross domestic product growth is likely to break 6% for the year, led by both strong industrial production and investment. In addition, the central bank is winning its war against inflation, which continues to fall at a steady pace and is expected to reach single digit levels by next year. Falling inflation should allow the central bank to lower interest rates, which will benefit the entire market, particularly the banks.

The key strategic allocations, underweight Russia and overweight Central Europe, remained in place through the end of the second quarter. The Fund awaits further developments with regards to a bailout package and reform requirements from the International Monetary Fund. The long-term investment case for Central Europe continues to improve. Current macroeconomic trends point to continued closer integration with Western Europe.

Beginning with this report, we are discontinuing our practice of designating an individual portfolio manager to sign our reports to shareholders in order to better reflect the "Team" investment approach of the Fund's investment adviser, Morgan Stanley Asset Management ("MSAM"). The global emerging markets team at MSAM has general oversight of the investment management of the Fund. Paul C. Psaila continues to have primary responsibility for the day-to-day management of the Fund's assets.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1998

Morgan Stanley Russia & New Europe Fund, Inc.
Investment Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



HISTORICAL
INFORMATION                                                   TOTAL RETURN (%)
                                      ------------------------------------------------------------------------
                                         MARKET VALUE (1)         NET ASSET VALUE (2)           INDEX (3)
                                      ----------------------     --------------------     --------------------
                                                     AVERAGE                  AVERAGE                  AVERAGE
                                      CUMULATIVE      ANNUAL     CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL
                                      ----------     -------     ----------   -------     ----------   -------
               Fiscal Year to Date     -33.98%           --        -30.40%        --        -38.17%        --
               One Year                -39.93        -39.93%       -30.92     -30.92%       -38.79     -38.79%
               Since Inception*        - 8.48        - 4.94          7.44       4.19          6.44       3.63

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                      [GRAPH]



                                                 PERIOD FROM                                SIX MONTHS
                                             SEPTEMBER 30, 1996*          YEAR ENDED          ENDED
                                            TO DECEMBER 31, 1996      DECEMBER 31, 1997   JUNE 30, 1998
                                            --------------------      -----------------   -------------
Net Asset Value Per Share. . . . . . . .           $ 20.77                 $ 26.59           $ 17.83
Market Value Per Share . . . . . . . . .           $ 18.00                 $ 23.88           $ 15.19
Premium/(Discount) . . . . . . . . . . .             -13.3%                  -10.2%            -14.8%
Income Dividends . . . . . . . . . . . .           $  0.07                      --                --
Capital Gains Distributions. . . . . . .                --                 $  3.68           $  0.67
Fund Total Return (2). . . . . . . . . .              4.18%                  48.19%           -30.40%
Index Total Return (3) . . . . . . . . .              9.55%                  57.12%           -38.17%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Russia and New Europe Blended Composite is a market capitalization weighted benchmark composite comprised of the Morgan Stanley Capital International local index for each of Russia, Poland, the Czech Republic and Hungary.
  *  The Fund commenced operations on September 30, 1996.

Morgan Stanley Russia & New Europe Fund, Inc.
Portfolio Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                      [CHART]

Equity Securities             (91.7%)
Debt Securities                (2.6%)
Short-Term Investments         (5.7%)

--------------------------------------------------------------------------------
SECTORS

                                      [CHART]

Banking                       (10.0%)
Beverages & Tobacco            (3.4%)
Broadcasting & Publishing      (3.1%)
Building Materials &
Components                     (2.3%)
Data Processing &
Reproduction                   (3.5%)
Energy Sources                (22.9%)
Health & Personal Care         (4.7%)
Multi-Industry                 (5.1%)
Telecommunications            (24.0%)
Utilities -- Electrical & Gas (12.3%)
Other                          (8.7%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                      [CHART]

Russia                        (44.0%)
Other                         -(0.6%)
Hungary                       (31.3%)
Poland                        (20.8%)
Czech Republic                 (4.1%)
Slovakia                       (0.4%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                   PERCENT OF
                                                                   NET ASSETS
                                                                   ----------
     1.   MOL Magyar Olaj-es Gazipari Rt. (Hungary)                   10.3%
     2.   MATAV Rt. (Hungary)                                         10.1
     3.   Unified Energy Systems (Russia)                              9.0
     4.   Lukoil Holdings (Russia)                                     6.6
     5.   Gedeon Richter Rt. (Hungary)                                 4.8
     6.   Surgutneftegaz (Russia)                                      4.1
     7.   Vimpel-Communications (Russia)                               3.9
     8.   OTP Bank Rt. (Hungary)                                       3.3
     9.   Storyfirst Communications 'A'  (Russia)                      3.1
    10.   Svyazinvest (Russia)                                         2.8
                                                                      ----
                                                                      58.0%
                                                                      ----
                                                                      ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 1998

                                                                      VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS (97.8%)
(Unless otherwise noted)
---------------------------------------------------------------------------
CZECH REPUBLIC (4.1%)
BANKING
(a)Komercni Banka                                     14,700   U.S.$    494
                                                               ------------
TELECOMMUNICATIONS
(a)Ceske Radiokomunikace GDR                          44,588            955
(a)SPT Telekom                                        80,000          1,107
                                                               ------------
                                                                      2,062
                                                               ------------
UTILITIES -- ELECTRICAL & GAS
(a)Czech Power Co.                                    39,300          1,093
                                                               ------------
                                                                      3,649
                                                               ------------
---------------------------------------------------------------------------
HUNGARY (31.3%)
BANKING
  OTP Bank Rt.                                        60,700          2,984
                                                               ------------
BUILDING MATERIALS & COMPONENTS
  Zalakeramia Rt.                                     27,500            977
                                                               ------------
ENERGY SOURCES
  MOL Magyar Olaj-es Gazipari Rt. GDR                341,600          9,206
                                                               ------------
HEALTH & PERSONAL CARE
(a)Gedeon Richter Rt. GDR                             51,780          4,246
                                                               ------------
MISCELLANEOUS MATERIALS & COMMODITIES
(a)Graboplast Rt. GDR                                154,000            662
   Pannonplast Rt.                                    23,825            883
                                                               ------------
                                                                      1,545
                                                               ------------
TELECOMMUNICATIONS
  MATAV Rt. ADR                                      305,450          8,991
                                                               ------------
                                                                     27,949
                                                               ------------
---------------------------------------------------------------------------
POLAND (20.8%)
BANKING
  Bank Rozwoju Eksportu                               35,000            948
  BIG Bank Gdanski                                 1,375,000          1,834
  BIG Bank Gdanski GDR                                24,523            477
  Wielkopolski Bank Kredytowy                        279,000          2,160
                                                               ------------
                                                                      5,419
                                                               ------------
BEVERAGES & TOBACCO
(a)Okocimskie Zaklady Piwowarskie                    304,000          2,354
                                                               ------------
BUILDING MATERIALS & COMPONENTS
  Zaklady Lentex                                     114,914          1,055
                                                               ------------
CONSTRUCTION & HOUSING
(a)Exbud                                              43,250            521
(a)Exbud GDR                                          71,850            865
                                                               ------------
                                                                      1,386
                                                               ------------
DATA PROCESSING & REPRODUCTION
(a)Computerland Poland                                60,300          1,081
(a)Prokom GDR                                        120,700          2,013
                                                               ------------
                                                                      3,094
                                                               ------------
FOOD & HOUSEHOLD PRODUCTS
  Farm Food                                          137,204   U.S.$  1,003
                                                               ------------
MULTI-INDUSTRY
(a)Elektrim                                          184,000          2,242
(a)Mostostal-Warszawa GDR                            110,000            770
                                                               ------------
                                                                      3,012
                                                               ------------
RECREATION -- OTHER CONSUMER GOODS
(a)Orbis                                             140,000          1,245
                                                               ------------
                                                                     18,568
                                                               ------------
---------------------------------------------------------------------------
RUSSIA (41.2%)
BEVERAGES & TOBACCO
(a)SUN Brewing Ltd. GDR                               50,000            675
                                                               ------------
BROADCASTING & PUBLISHING
(a,b)Storyfirst Communications
     'A' (Preferred)                                   1,920          2,746
                                                               ------------
ENERGY SOURCES
  AO Tatneft ADR                                     206,000          1,596
  Lukoil Holdings                                    370,000          3,163
  Lukoil Holdings ADR                                 66,620          2,215
  Lukoil Holdings (Preferred)                        130,000            481
(a)Purneftegaz                                        50,000            123
  Surgutneftegaz ADR                                 895,000          3,692
                                                               ------------
                                                                     11,270
                                                               ------------
MACHINERY & ENGINEERING
(a)Uralmash Zavody                                    86,190            690
                                                               ------------
MERCHANDISING
  TSUM                                             2,882,000            504
                                                               ------------
METALS -- NON-FERROUS
(a)Norilsk Nickel                                    144,000            299
(a)Norilsk Nickel (Preferred)                        100,000            220
                                                               ------------
                                                                        519
                                                               ------------
METALS -- STEEL
(a)Izhorskie Zavody                                   13,774            317
(a)Seversky Tube Works                               200,000            400
(a)Seversky Tube Works ADR                            10,000            258
                                                               ------------
                                                                        975
                                                               ------------
MULTI-INDUSTRY
  Pliva d.d. ADR 144A                                 97,600          1,586
                                                               ------------
TELECOMMUNICATIONS
(a,b)Mustcom                                       5,356,352          1,846
  (a)Nizhnovsvyazinform                               90,000            158
     Rostelecom                                      881,000          1,982
     St. Petersburg Telephone Network                705,000            429
  (a)Vimpel-Communications ADR                        78,200          3,500
                                                               ------------
                                                                      7,915
                                                               ------------
UTILITIES -- ELECTRICAL & GAS
    Gazprom ADR                                       98,800          1,055
    Irkutskenergo                                  4,000,000            392
 (a)Lenenergo                                      1,000,000            405
    Unified Energy Systems (UES)                  62,042,000          8,022
                                                               ------------
                                                                      9,874
                                                               ------------
                                                                     36,754
                                                               ------------
---------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
SLOVAKIA (0.4%)
PHARMACEUTICALS
  Slovakofarma GDR                                    75,000   U.S.$    422
                                                               ------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$94,858)                                                 87,342
                                                               ------------
---------------------------------------------------------------------------
                                                       FACE
                                                      AMOUNT
                                                        (000)
---------------------------------------------------------------------------
DEBT INSTRUMENT (2.8%)
---------------------------------------------------------------------------
RUSSIA (2.8%)
TELECOMMUNICATIONS
 Svyazinvest (Cost U.S.$3,146)                U.S.$    3,146          2,517
                                                               ------------
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.7%)
---------------------------------------------------------------------------
UNITED STATES (5.7%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.40%,
    dated 6/30/98, due 7/1/98,
    to be repurchased at
    U.S.$5,062, collateralized by
    U.S.$3,150, United States
    Treasury Bonds, 11.25%, due
    2/15/15, valued at
    U.S.$5,179
    (Cost U.S.$5,061)                                  5,061          5,061
                                                               ------------
---------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (0.4%)
  Hungarian Forint                             HUF     5,466             25
  Polish Zloty                                 PLZ     1,015            291
                                                               ------------
  (Cost U.S.$315)                                                       316
                                                               ------------
---------------------------------------------------------------------------
TOTAL INVESTMENTS (106.7%)
  (Cost U.S.$103,380)                                                95,236
                                                               ------------
---------------------------------------------------------------------------
OTHER ASSETS (2.6%)
  Receivable for Investments
    Sold                                      U.S.$    1,290
  Interest Receivable                                    748
  Dividends Receivable                                   195
  Deferred Organization Costs                             52
  Other Assets                                            10          2,295
                                              --------------   ------------
---------------------------------------------------------------------------
                                                       AMOUNT      AMOUNT
                                                        (000)       (000)
---------------------------------------------------------------------------
LIABILITIES (-9.3%)
  Payable For:
    Distributions Declared                    U.S.$   (3,351)
    Investments Purchased                             (2,338)
    Bank Overdraft                                    (2,118)
    Custodian Fees                                      (197)
    Investment Advisory Fees                            (129)
    Professional Fees                                    (60)
    Shareholder Reporting Expenses                       (32)
    Directors' Fees and Expenses                         (21)
    Administrative Fees                                  (14)
  Other Liabilities                                      (12)  U.S.$ (8,272)
                                              --------------   ------------
---------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 5,005,000, issued and
    outstanding U.S.$0.01 par value shares
    (500,000,000 shares authorized)                            U.S.$ 89,259
                                                               ------------
                                                               ------------
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      U.S.$  17.83
                                                               ------------
                                                               ------------
---------------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
   Common Stock                                                U.S.$     50
   Capital Surplus                                                  100,051
   Accumulated Net Investment Loss                                     (320)
   Accumulated Net Realized Gain                                     (2,371)
   Unrealized Depreciation on Investments
      and Foreign Currency Translations                              (8,151)
---------------------------------------------------------------------------
TOTAL NET ASSETS                                               U.S.$ 89,259
                                                               ------------
                                                               ------------
---------------------------------------------------------------------------

    (a)-- Non-income producing
    (b)-- Security valued at fair value -- see note A-1 to financial statements. 144A -- Certain conditions for public sale may exist.
   ADR -- American Depositary Receipt
   GDR -- Global Depositary Receipt

---------------------------------------------------------------------------
JUNE 30, 1998 EXCHANGE RATES:
---------------------------------------------------------------------------
HUF   Hungarian Forint                               218.680 = U.S. $1.00
PLZ   Polish Zloty                                     3.487 = U.S. $1.00
---------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 1998


                                                                    PERCENT
                                                       VALUE         OF NET
INDUSTRY                                               (000)         ASSETS
---------------------------------------------------------------------------
Banking                                       U.S.$    8,897           10.0%
Beverages & Tobacco                                    3,029            3.4
Broadcasting & Publishing                              2,746            3.1
Building Materials & Components                        2,032            2.3
Construction & Housing                                 1,386            1.5
Data Processing & Reproduction                         3,093            3.5
Energy Sources                                        20,477           22.9
Food & Household Products                              1,003            1.1
Health & Personal Care                                 4,246            4.7
Machinery & Engineering                                  689            0.8
Merchandising                                            504            0.6
Metals -- Non-Ferrous                                    519            0.6
Metals -- Steel                                          975            1.1
Miscellaneous Materials &
   Commodities                                         1,545            1.7
Multi-Industry                                         4,598            5.1
Pharmaceuticals                                          422            0.5
Recreation -- Other Consumer Goods                     1,245            1.4
Telecommunications                                    21,486           24.0
Utilities -- Electrical & Gas                         10,967           12.3
Other                                                  5,377            6.1
                                              --------------   ------------
                                              U.S.$   95,236          106.7%
                                              --------------   ------------
                                              --------------   ------------
---------------------------------------------------------------------------


SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 1998

                                                                    PERCENT
                                                       VALUE         OF NET
COUNTRY                                                (000)         ASSETS
---------------------------------------------------------------------------


Czech Republic                                U.S.$    3,649            4.1%
Hungary                                               27,949           31.3
Poland                                                18,568           20.8
Russia                                                39,271           44.0
Slovakia                                                 422            0.4
United States (short-term investment)                  5,061            5.7
Other                                                    316            0.4
                                              --------------   ------------
                                              U.S.$   95,236          106.7%
                                              --------------   ------------
                                              --------------   ------------
---------------------------------------------------------------------------


        The accompanying notes are integral part of the financial statements.

                                                                                                          SIX MONTHS
                                                                                                            ENDED
                                                                                                        JUNE 30, 1998
                                                                                                         (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                     (000)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$    465
    Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              809
    Less: Foreign Taxes Withheld. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (22)
---------------------------------------------------------------------------------------------------------------------
       Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,252
---------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              971
    Custodian Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              306
    Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               92
    Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               61
    Shareholder Reporting Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               27
    Directors' Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               15
    Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               38
---------------------------------------------------------------------------------------------------------------------
       Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,510
---------------------------------------------------------------------------------------------------------------------
         Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (258)
---------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (2,038)
    Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (228)
---------------------------------------------------------------------------------------------------------------------
      Net Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (2,266)
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (38,014)
    Appreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . . . .               77
---------------------------------------------------------------------------------------------------------------------
       Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . . . . .          (37,937)
---------------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . .          (40,203)
---------------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . . . . .     U.S.$(40,461)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

                                                                                                   SIX MONTHS
                                                                                                      ENDED
                                                                                                  JUNE 30, 1998      YEAR ENDED
                                                                                                   (UNAUDITED)    DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                                    (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    U.S.$   (258)        U.S.$(1,921)
  Net Realized Gain (Loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (2,266)             23,151
  Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . . . . .         (37,937)             26,306
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations. . . . . . . . . . . . . . .         (40,461)             47,536
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Realized Gains . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (3,351)            (18,410)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (43,812)             29,126

Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         133,071             103,945
-----------------------------------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss
  of U.S.$320 and U.S.$62, respectively) . . . . . . . . . . . . . . . . . . . . . . . . . . .    U.S.$ 89,259       U.S.$ 133,071
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------



       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                      SIX MONTHS
                                                                        ENDED                             PERIOD FROM
                                                                    JUNE 30, 1998       YEAR ENDED    SEPTEMBER 30, 1996* TO
SELECTED PER SHARE DATA AND RATIOS:                                  (UNAUDITED)    DECEMBER 31, 1997   DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . . .    U.S.$ 26.59      U.S.$  20.77      U.S.$  20.00
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss). . . . . . . . . . . . . . . . . . .          (0.05)            (0.38)             0.06
Net Realized and Unrealized Gain (Loss) on Investments  . . . . .          (8.04)             9.88              0.78
----------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations . . . . . . . . . . . . . .          (8.09)             9.50              0.84
----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income . . . . . . . . . . . . . . . . . . . . .             --                --             (0.07)
  Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . .          (0.67)            (3.68)               --
----------------------------------------------------------------------------------------------------------------------------
     Total Distributions. . . . . . . . . . . . . . . . . . . . .          (0.67)            (3.68)            (0.07)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . . . . . . . .    U.S.$ 17.83      U.S.$  26.59      U.S.$  20.77
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD . . . . . . . . . . . . . .    U.S.$ 15.19      U.S.$  23.88      U.S.$  18.00
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value. . . . . . . . . . . . . . . . . . . . . . . . . .         (33.98)%           53.53%            (9.72)%
  Net Asset Value (1) . . . . . . . . . . . . . . . . . . . . . .         (30.40)%           48.19%             4.18%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) . . . . . . . . . . . . . .    U.S.$89,259      U.S.$133,071      U.S.$103,945
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets . . . . . . . . . . . . .           2.52%**           2.50%             3.30%**
Ratio of Net Investment Income to Average Net Assets. . . . . . .          (0.43)%**         (1.27)%            1.15%**
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . .             36%               71%                2%
----------------------------------------------------------------------------------------------------------------------------


 *   Commencement of operations
**   Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
-------------
     Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. All non-equity securities as to which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is re-corded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, gains on certain securities of corporations designated as "passive foreign investment companies" and the timing of the recognition of gains or losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.60% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as global custodian for the Fund's assets.

D. For the six months ended June 30, 1998, the Fund made purchases and sales totaling $41,617,000 and $45,682,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 1998, the U.S. Federal income tax cost basis of securities was $103,065,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $8,145,000, of which $9,865,000 related to appreciated securities and $18,010,000 related to depreciated securities.

E. A significant portion of the Fund's assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

F. In connection with its organization the Fund incurred $80,000 of organization costs. The organization costs are being amortized on a straight-line basis over a five year period beginning September 30, 1996, the date the Fund commenced operations.

G. The Fund entered into an Agreement with a number of underwriters (the "Underwriters") including Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the initial public offering of its shares and issued 5,005,000 shares on September 30, 1996. In connection with the initial offering of the Fund's shares, the Adviser has agreed to pay the related offering costs totaling approximately $420,000. In addition, the Adviser agreed to pay the underwriters of the offering a commission equal to 4% of the initial public offering price per share, other than for shares acquired for accounts managed by the Adviser.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1998 totaled $14,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During June 1998, the Board declared a distribution of $0.67 per share, derived from net realized gains, payable on July 15, 1998, to shareholders of record on June 30, 1998. Also in June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on April 9. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

                          J.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley Russia and New Europe Fund, Inc. was held on April 9, 1998. The following is a summary of each proposal presented and the total number of shares voted:


                                                                            VOTES IN    VOTES   AUTHORITY    VOTES
                                                                            FAVOR OF   AGAINST  WITHHELD   ABSTAINED
                                                                            ---------  -------  ---------  ---------
1.  To elect the following Directors:  Barton M. Biggs. . . . . . . . . .   3,934,993      --   25,443            --
                                       John A Levin . . . . . . . . . . .   3,934,993      --   25,443            --
                                       William G. Morton, Jr. . . . . . .   3,934,993      --   25,443            --

2.  To ratify the selection of PricewaterhouseCoopers LLP as independent
    accountants of the Fund . . . . . . . . . . . . . . . . . . . . . . .   3,851,712  15,378       --        93,346

3.  To approve or disapprove an amendment to the Fund's investment restrictions to allow the Fund to invest more than 25% of the Fund's total assets in securities of companies involved in either the energy sources industry or the electric utilities industry if the Board of
    Directors of the Fund determines that certain criteria are met. . . .   1,567,705  23,225       --     2,369,506

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

               Morgan Stanley Russia & New Europe Fund, Inc.
               American Stock Transfer & Trust Company
               Dividend Reinvestment and Cash Purchase Plan
               40 Wall Street
               New York, NY 10005
               1-800-278-4353


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